Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

_____________, 2021

CipherLoc Corporation

6836 Bee Cave Road, Bldg. 1, S#279

Austin, TX 78746

Re:	Securities Purchase Agreement by and among the Company and the Purchasers

Ladies and Gentlemen:

Reference is made by this lock-up agreement (this “Lock-Up Agreement”) to that certain Securities Purchase Agreement, dated ____________, 2021 (the “Purchase Agreement”), by and among the Company and the Purchasers (as defined in the Purchase Agreement) party thereto, pursuant to which it is a condition precedent to the obligations of the several Purchasers under the Purchase Agreement that the undersigned execute and deliver this Lock-up Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Purchase Agreement.

The undersigned, in the undersigned’s capacity as a director or officer of the Company, for other good and valuable consideration, receipt of which is hereby acknowledged, irrevocably agrees with the Company that the undersigned will not, during the period specified in the following paragraph (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so. As used herein, the term “Relevant Security” means any share of Common Stock, any warrant to purchase shares of Common Stock or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, shares of Common Stock or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned as of the date hereof or acquired by the undersigned during the Lock-Up Period.

The restrictions in the foregoing paragraph shall not apply to any exercise (including a cashless exercise) of options or warrants to purchase shares of Common Stock; provided that any shares of Common Stock received upon such exercise, conversion or exchange will be subject to this Lock-Up Period. The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date that is one-hundred and eighty (180) calendar days after the Termination Date.

In addition, the undersigned further agrees that, except for the registration statement filed or to be filed in connection with that certain Registration Rights Agreement, of even date herewith, by and among the Company and the purchasers party thereto, during the Lock-Up Period the undersigned will not: (a) file or participate in the filing with the US Securities and Exchange Commission (“SEC”) of any registration statement, other the filing of any Form S-8 or Form S-4, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of a Relevant Security, or (b) exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record owner and the transfer of which would be a violation of this Lock-Up Agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record owner, agrees that during the Lock-Up Period it will cause the record owner to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be a violation of this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts,

(ii)	to any trust, partnership, limited liability company or other legal entity commonly used for estate planning purposes which is established for the direct or indirect benefit of the undersigned or a member of members of the immediate family of the undersigned,

(iii)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, (2) to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement,

(iv)	if the undersigned is a trust, to the beneficiary of such trust,

(v)	by testate or intestate succession,

(vi)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement,

(vii)	the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period (as the same may be extended pursuant to the provisions hereof), or

(viii)	any withholding of Common Stock by the Company, in each case to the extent required to satisfy tax withholding obligations upon vesting of restricted stock outstanding as of the date hereof; provided that any filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the withholding of Common Stock to satisfy tax withholding obligations upon vesting of restricted stock;

provided that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Company to be bound by the terms of this Lock-Up Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date of this Lock-Up Agreement.

The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Purchaser to perform under the Purchase Agreement and that each Purchaser (which shall be a third-party beneficiary of this Lock-Up Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has received adequate consideration and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Lock-Up Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Lock-Up Agreement does not intend to create any relationship between the undersigned and each Purchaser and that no issuance or sale of the Securities is created or intended by virtue of this Lock-Up Agreement. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

[signature page follows]

Very truly yours,

Signature: ______________________________
Name (printed): ____________________________
Title (if applicable): _________________________
Entity (if applicable): _________________________

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